Capitalized Software, Net	12 Months Ended
Dec. 31, 2023
Research and Development [Abstract]
Capitalized Software, Net
7.	CAPITALIZED SOFTWARE, NET
Capitalized software, net consists of the following:

	December 31,
(in thousands)	2023	2022
Website costs	$6,653	$4,142
Development in process	2,856	3,277
Less: Accumulated amortization	(4,536)	(2,346)

Capitalized software, net	$4,973	$5,073

Total amortization expense for capitalized software was $2.2 million and $1.0 million for the years ended December 31, 2023 and 2022, respectively. Total amortization expense was included in Selling, general and administrative expense in the consolidated statements of income (loss)and comprehensive income (loss).